Offerings - Offering: 1	Dec. 11, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 61,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 8,424.10
Offering Note	The Transaction Value is calculated as the aggregate maximum purchase price for shares of beneficial interest. The Amount of Filing Fee is calculated at 0.01381% of the Transaction Valuation.